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statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that
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Information contained in this material is current as of the date appearing on
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any securities discussed herein supersedes all prior information regarding such
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Co-Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as
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its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

                CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS


  Control    Loan
   Number    Number            Property Name                                     Street Address
---------------------------------------------------------------------------------------------------------------------------
     21      09-0001905        Preston Park at Satellite                         2110 Preston Park Drive
     28      09-0001937        Preston Pointe at Windemere                       3100 Preston Pointe Way
     39      09-0001911        Stonecrest at Double Oak Mountain Apartments      One Stonecrest Drive
     41      04-0522           North Mountain Village Apartments                 3333 West Thunderbird Road
     42      09-0001933        Serrano Highlands Apartments                      25421 Alta Loma
---------------------------------------------------------------------------------------------------------------------------
     43      09-0001938        Preston Landing at Sweetwater Creek               1100 Preston Landing Circle
     56      04-0422           Avalon Apartments                                 103 Eudora Welty Drive
     64      09-0001881        Allendale Apartments                              535 North Cedar Hill Drive
     77      625023201         Treymore at City Place                            2101 N. Haskell Ave.
     79      09-0001917        Silverstone Apartments                            1004-1044 North High Point Road
---------------------------------------------------------------------------------------------------------------------------
     87      09-0001897        Wimbledon Apartment Homes                         16222 Stuebner Airline
     88      09-0001898        Bayou Oaks Aparments                              13800 Ella Boulevard
     91      09-0001825        Hazel Gardens Apartments                          10710 SE 256th Street
     92      04-0534           Desert View Mobile Home Park                      6500 Desert View Drive
     94      09-0001899        Ashton Woods Apartment Homes                      17033 Butte Creek
---------------------------------------------------------------------------------------------------------------------------
     99      09-0001891        La Casa Apartments                                121 E. Wedgewood Avenue
    112      09-0001823        Park on Clairmont                                 3180 Clairmont Road
    113      09-0001884        Stevenson Terrace Apartments                      6201 North 10th Street
    120      09-0001900        Olbrich By the Lake                               3528 Atwood Avenue
    124      625023541         Willows of Woodhaven                              5816 Boca Raton
---------------------------------------------------------------------------------------------------------------------------
    134      04-0299           Evergreen Mobile Home Park                        2819 Caldwell Boulevard
    138      04-0533           Country Terrace Mobile Home Park                  11 Tuck Circle
    142      09-0001883        Melrose Park Manor Apartments                     210 West Cheltenham Avenue
    143      09-0001882        Birchwood Hills Apartments                        5115 Wissahickon Avenue





  Control    Loan                                                                                                       Initial Pool
   Number    Number                City            County          State           Zip Code       Property Type          Balance ($)
------------------------------------------------------------------------------------------------------------------------------------
     21      09-0001905     Duluth             Gwinnett        Georgia              30096         Multifamily            28,738,243
     28      09-0001937     Cumming            Forsyth         Georgia              30041         Multifamily            21,187,500
     39      09-0001911     Birmingham         Shelby          Alabama              35242         Multifamily            15,350,000
     41      04-0522        Phoenix            Maricopa        Arizona              85053         Multifamily            15,000,000
     42      09-0001933     Lake Forest        Orange          California           92630         Multifamily            15,000,000
------------------------------------------------------------------------------------------------------------------------------------
     43      09-0001938     Lithia Springs     Douglas         Georgia              30122         Multifamily            14,925,000
     56      04-0422        Starkville         Oktibbheha      Mississippi          39759         Multifamily             9,600,000
     64      09-0001881     Allentown          Lehigh          Pennsylvania         18109         Multifamily             8,873,259
     77      625023201      Dallas             Dallas          Texas                75204         Multifamily             7,785,441
     79      09-0001917     Madison            Dane            Wisconsin            53717         Multifamily             7,400,000
------------------------------------------------------------------------------------------------------------------------------------
     87      09-0001897     Houston            Harris          Texas                77379         Multifamily             6,320,000
     88      09-0001898     Houston            Harris          Texas                77014         Multifamily             6,240,000
     91      09-0001825     Kent               King            Washington           98030         Multifamily             5,950,000
     92      04-0534        West Richland      Benton          Washington           99353         Mobile Home Park        5,910,000
     94      09-0001899     Houston            Harris          Texas                77090         Multifamily             5,790,000
------------------------------------------------------------------------------------------------------------------------------------
     99      09-0001891     Spokane            Spokane         Washington           99208         Multifamily             5,400,000
    112      09-0001823     Atlanta            Dekalb          Georgia              30329         Multifamily             4,259,767
    113      09-0001884     Philadelphia       Philadelphia    Pennsylvania         19141         Multifamily             4,196,161
    120      09-0001900     Madison            Dane            Wisconsin            53714         Multifamily             3,400,000
    124      625023541      Fort Worth         Tarrant         Texas                76112         Multifamily             3,197,163
------------------------------------------------------------------------------------------------------------------------------------
    134      04-0299        Nampa              Canyon          Idaho                83651         Mobile Home Park        2,555,500
    138      04-0533        Reno               Washoe          Nevada               89506         Mobile Home Park        2,397,000
    142      09-0001883     Philadelphia       Philadelphia    Pennsylvania         19126         Multifamily             1,397,275
    143      09-0001882     Philadelphia       Philadelphia    Pennsylvania         19144         Multifamily             1,397,221



                                  Initial                                                  Studios
  Control    Loan              Pool Balance                                                     Avg Rent
   Number    Number          Per Unit or Pad ($)     Utilities paid by Tenant      # Units     per mo. ($)
---------------------------------------------------------------------------------------------------------------
     21      09-0001905            65,314           Electricity/Water/Sewer                0               0
     28      09-0001937            61,236           Electricity/Water/Sewer                0               0
     39      09-0001911            48,730           Electricity/Water/Sewer                0               0
     41      04-0522               26,408           Electricity/Gas/Telephone             64             460
     42      09-0001933            62,500           Electricity/Gas/Water/Sewer            0               0
---------------------------------------------------------------------------------------------------------------
     43      09-0001938            62,188           Electricity/Water/Sewer                0               0
     56      04-0422               53,333           All (reimburse cable)                  0               0
     64      09-0001881            36,972           Electricity/Gas                        0               0
     77      625023201             43,252           Electricity                            0               0
     79      09-0001917            52,857           Electricity/Gas/Water/Sewer           15             565
---------------------------------------------------------------------------------------------------------------
     87      09-0001897            39,255           Electricity/Gas/Water/Sewer            1             525
     88      09-0001898            29,714           Electricity/Water/Sewer               48             455
     91      09-0001825            78,289           Electricity/Water/Sewer                0               0
     92      04-0534               14,275           Electricity/Water/Sewer/Trash        414             269
     94      09-0001899            32,712           Electricity/Gas/Water/Sewer            0               0
---------------------------------------------------------------------------------------------------------------
     99      09-0001891            30,000           Electricity                            0               0
    112      09-0001823            38,376           Electricity/Gas                        0               0
    113      09-0001884            28,352           Electricity                            4             553
    120      09-0001900            51,515           Electricity/Gas/Water/Sewer            4             720
    124      625023541             17,376           Electricity                            0               0
---------------------------------------------------------------------------------------------------------------
    134      04-0299               17,996           Electricity/Gas                      141             237
    138      04-0533               22,829           Electricity/Gas                      105             425
    142      09-0001883            16,634           Electricity                            0               0
    143      09-0001882            17,913           Electricity                            1             475


                                   1 Bedroom                   2 Bedroom                  3 Bedroom
  Control    Loan                       Avg Rent                    Avg Rent                   Avg Rent
   Number    Number         # Units    per mo. ($)      # Units    per mo. ($)     # Units    per mo. ($)
-------------------------------------------------------------------------------------------------------------
     21      09-0001905          122             857         248           1,097         70           1,270
     28      09-0001937           88             790         202             934         56           1,075
     39      09-0001911           54             670         189             785         72           1,000
     41      04-0522             256             513         248             632          0               0
     42      09-0001933           70           1,184         170           1,373          0               0
-------------------------------------------------------------------------------------------------------------
     43      09-0001938           58             865         162             993         20           1,256
     56      04-0422               0               0         144             699         36             879
     64      09-0001881           48             695         144             790         48             970
     77      625023201            84             745          72             923         24           1,255
     79      09-0001917           70             726          55             900          0               0
-------------------------------------------------------------------------------------------------------------
     87      09-0001897           48             606         106             748          6             999
     88      09-0001898           90             565          72             708          0               0
     91      09-0001825           21             743          49             934          6           1,150
     92      04-0534               0               0           0               0          0               0
     94      09-0001899           76             521          74             669         27             869
-------------------------------------------------------------------------------------------------------------
     99      09-0001891            1             425         139             464         40             555
    112      09-0001823           46             825          44           1,011         21           1,289
    113      09-0001884           62             596          73             722          9             951
    120      09-0001900           40             831          22           1,051          0               0
    124      625023541           120             390          64             519          0               0
-------------------------------------------------------------------------------------------------------------
    134      04-0299               0               0           0               0          0               0
    138      04-0533               0               0           0               0          0               0
    142      09-0001883           49             616          35             720          0               0
    143      09-0001882           29             610          48             710          0               0


                                      4 Bedroom                   5 Bedroom           Number
  Control    Loan                          Avg Rent                  Avg Rent           of
   Number    Number            # Units    per mo. ($)     #Units    per mo. ($)      Elevators
-------------------------------------------------------------------------------------------------
     21      09-0001905               0               0         0               0              0
     28      09-0001937               0               0         0               0              1
     39      09-0001911               0               0         0               0              0
     41      04-0522                  0               0         0               0              0
     42      09-0001933               0               0         0               0              0
-------------------------------------------------------------------------------------------------
     43      09-0001938               0               0         0               0              0
     56      04-0422                  0               0         0               0              0
     64      09-0001881               0               0         0               0              0
     77      625023201                0               0         0               0              0
     79      09-0001917               0               0         0               0              0
-------------------------------------------------------------------------------------------------
     87      09-0001897               0               0         0               0              0
     88      09-0001898               0               0         0               0              0
     91      09-0001825               0               0         0               0              0
     92      04-0534                  0               0         0               0              0
     94      09-0001899               0               0         0               0              0
-------------------------------------------------------------------------------------------------
     99      09-0001891               0               0         0               0              0
    112      09-0001823               0               0         0               0              0
    113      09-0001884               0               0         0               0              2
    120      09-0001900               0               0         0               0              1
    124      625023541                0               0         0               0              0
-------------------------------------------------------------------------------------------------
    134      04-0299                  0               0         0               0              0
    138      04-0533                  0               0         0               0              0
    142      09-0001883               0               0         0               0              0
    143      09-0001882               0               0         0               0              0
